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                                                                   EXHIBIT 10.26

                                   AGREEMENT
                                   ---------

     This Agreement (the "Agreement") is dated as of May 26, 1999 between The Scott A. Blum Separate Property Trust u/d/t 8/2/95 (the "Trust") and BUY.COM INC. (the "Company").

     WHEREAS, the Trust has made a $10,000,000 loan to the Company evidenced by a promissory note bearing 10% annual interest (the "Note"), attached hereto as

Exhibit A, with all of the outstanding principal and accrued but unpaid interest
---------
due and payable on the closing and funding of a loan transaction in which the Company receives at least $15,000,000 from the Bank of Nova Scotia or another institutional lender (the "Bank Financing");

     WHEREAS, the Trust desires the Company to issue a warrant to the Trust in the event that the Bank Financing is not completed on or before June 25, 1999;

     NOW, THEREFORE, in consideration for the Trusts' loan the Company pursuant to the terms of the Note, the Trust and the Company agree to the following:

          1. In the event the Bank Financing is not consummated on or before June 25, 1999, the Company will issue to the Trust a warrant (in substantially the form attached hereto as Exhibit B) to purchase 10,000 shares of the
                            ---------
Company's Common Stock at an exercise price per share equal to the following:

               (a) If the Company has filed a Registration Statement on Form S-1 for an initial public offering of its Common Stock, the exercise price per share shall be equal to the mid point of the offering's price per share range listed in such Registration Statement; or

               (b) If the Company has not filed a Registration Statement on Form S-1 for an initial public offering of its Common Stock, the exercise price per share shall be equal to the fair market value of such shares on the date of the warrant's issuance. The fair market value shall be determined in good faith by the Company's Board of Directors.

          2. In the event the Bank Financing is completed on or before June 25, 1999 and all of the outstanding principal and accrued but unpaid interest under the Note has been repaid to the Trust, the Company shall not have any obligations to issue any equity securities to the Trust pursuant to this Agreement.

IN WITNESS WHEREOF, the foregoing Agreement is hereby executed as of the date first written above.

The Scott A. Blum Separate Property       BUY.COM INC.
Trust u/d/t 8/2/95


___________________________________       ___________________________________
Scott A. Blum, Trustee                    Gregory J. Hawkins
                                          Chief Executive Officer
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                                   Exhibit A
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                                   Exhibit B
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                           WAIVER OF CERTAIN RIGHTS
                 PURSUANT TO THE AGREEMENT DATED MAY 26, 1999

                                August 5, 1999

     WHEREAS, The Scott A. Blum Separate Property Trust dated 8/2/95 (the "Trust") and BUY.COM INC., a Delaware corporation (the "Company") are the parties to that certain Agreement, dated May 26, 1999 (the "Agreement");

     WHEREAS, The Trust has made a $10,000,000 loan to the Company evidenced by a promissory note bearing 10% annual interest (the "Note") with all of the outstanding principal and accrued but unpaid interest due and payable on the closing of the loan transaction with The Bank of Nova Scotia;

     WHEREAS, in the event the loan transaction was not completed on or before June 30, 1999, the Company is obligated to issue the Trust a warrant to purchase 10,000 shares of the Company's common stock (pre 15 to 1 split) (the "Warrant");

     WHEREAS, the loan transaction with The Bank of Scotia was not completed on or before June 30, 1999, and the Company is obligated to issue the Warrant to the Trust;

     WHEREAS, the Trust desires to waive the Company's obligation to issue the Warrant and agrees to waive any and all rights under the Agreement;

     NOW THEREFORE, the Trust makes the following waiver:

     1. The Trust hereby waives the Company's obligation to issue the Warrant and waives any and all rights under the Agreement and the Company's obligation to issue the Warrant is hereby terminated.

     IN WITNESS WHEREOF, the foregoing Waiver is hereby executed as of the date first above written.

                                                     THE SCOTT A. BLUM SEPARATE
                                                     PROPERTY TRUST U/D/T 8/2/95



                                                     BY: _______________________
                                                           Name:  Scott Blum
                                                           Title: Trustee